          TABLE OF CONTENTS
          TABLE OF CONTENTS

Letter to Shareholders................................   1
Performance Results...................................   3
Portfolio Highlights..................................   4
Performance in Perspective............................   5
Portfolio Management Review...........................   6
Portfolio of Investments..............................   9
Statement of Assets and Liabilities...................  21
Statement of Operations...............................  22
Statement of Changes in Net Assets....................  23
Financial Highlights..................................  24
Notes to Financial Statements.........................  27
Report of Independent Accountants.....................  31

HYM ANR 1/97

                            LETTER TO SHAREHOLDERS


               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

                     DENNIS J. MCDONNELL AND DON G. POWELL

January 10, 1997

Dear Shareholder,

As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. This transaction was completed in Octo-ber.

The combination of Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competi-tive long-term performance and superior investor services has created a world-class company offering an extensive range of investment opportunities and expertise.

More importantly, we expect the new ownership arrangement to strengthen our commitment in pursuing excellence in all aspects of our business. And we expect very little change in the way your mutual fund account is maintained and serviced. Similarly, the investment practices and policies of your Fund remain unchanged.

ECONOMIC OVERVIEW

Throughout the year, municipal bond prices reacted to changes in the strength of the nation's economic activity. On a number of occasions, reports of sur-prisingly healthy economic growth led to concerns that inflation might rise and spur the Federal Reserve Board to react by raising short-term interest rates.

This was particularly true during the year's second quarter, when the economy grew at an annualized rate of 4.7 percent. This strong growth was attributed in part to a rebound from the aftermath of the General Motors strike earlier in the year, an end to the budget stalemate between the White House and Con-gress, and extreme weather conditions in many parts of the country. But data released in late October indicated that real GDP (gross domestic product, ad-justed for inflation) growth had slowed to a 2.0 percent annual rate in the third quarter, sparking a rally in bond prices.

In general, inflation remains modest, with consumer prices rising at about a 3 percent annual rate during the past year. This rate is in line with the closely watched "core" Consumer Price Index (which excludes the volatile food and energy price components), which has risen year over year at annual rates between 2.7 and 3.0 percent. Nevertheless, inflationary pressures exerted by labor-related costs, which have crept upward in recent months, may yet come into play in the near term.

ECONOMIC OUTLOOK

The third-quarter slowdown of the economy shifted the market's attention from excessive growth--as was the case during the summer--to the possibility of further slowing, or even recession. With the election results maintaining the political status quo--a Democrat in the White House and Republicans control-ling both houses of Congress-- investors may be taking comfort in the expecta-tion that Fed policy will likely be on hold for the near term.

                                       1
                                                          Continued on page two

Nevertheless, we anticipate that reasonably strong economic growth will con-tinue into 1997, and our analysis suggests that an acceleration in economic growth is possible in the first half of 1997.

Bond market performance will hinge on several key factors, including GDP growth, the rate of inflation, and the Federal Reserve Board's reaction to these indicators. Still, we anticipate that bonds will remain within the trad-ing range established over the past several months, perhaps with a slightly bullish bias. While we expect rates of inflation to remain near current levels, the Fed may begin to lean toward greater restraint in its monetary policy in 1997. This suggests that short-term interest rates could trend upward and yields on long-term bonds could remain steady at around current levels.

As always, we appreciate your continued confidence in your Fund's portfolio management team. We look forward to capitalizing on the combination of the tal-ents and resources of Morgan Stanley and Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                          /s/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1996


             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

                                                      A SHARES B SHARES C SHARES
 TOTAL RETURNS
 One-year total return
 based on NAV/1/.....................................    6.47%    5.67%    5.68%
 One-year total return/2/............................    1.39%    1.68%    4.68%
 Five-year average
 annual total return/2/..............................    6.97%      N/A      N/A
 Ten-year average
 annual total return/2/..............................    6.56%      N/A      N/A
 Life-of-Fund average
 annual total return/2/..............................    6.90%    6.26%    5.74%
 Commencement date................................... 01/02/86 07/20/92 12/10/93

 DISTRIBUTION RATES AND YIELD
 Distribution rate/3/................................    6.28%    5.84%    5.85%
 Taxable-equivalent distribution rate/4/.............    9.81%    9.13%    9.14%
 SEC Yield/5/........................................    5.59%    5.12%    5.10%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/Taxable-equivalent calculations reflect a federal income tax rate of 36%.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1996.

A portion of the interest income may be subject to federal alternative minimum tax (AMT).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

TOP TEN STATES AS OF NOVEMBER 30, 1996


                                                            PERCENTAGE OF FUND'S
                                                           LONG-TERM INVESTMENTS
Pennsylvania..............................................         12.3%
Massachusetts.............................................          9.1%
Illinois..................................................          7.9%
Florida...................................................          7.2%
Ohio......................................................          5.3%
California................................................          5.3%
Texas.....................................................          5.2%
New Hampshire.............................................          4.9%
Colorado..................................................          4.8%
New Jersey................................................          4.1%

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


LOGO

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF NOVEMBER 30, 1996
Industrial Revenue...... 21.6%
Other Care.............. 20.9%
Health Care............. 18.2%
Multi-Family Housing.... 12.0%
Tax District............  6.8%

AS OF MAY 31, 1996
Other Care.............. 19.7%
Health Care............. 19.3%
Industrial Revenue...... 17.7%
Multi-Family Housing.... 13.7%
Tax District............  8.8%

DURATION


                     AS OF NOVEMBER 30, 1996 AS OF MAY 31, 1996
           Duration        5.64 years            6.32 years

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital High Yield Municipal Fund vs. Lehman Brothers Municipal Bond Index
    (November 30, 1986 through November 30, 1996)


                             [GRAPH APPEARS HERE]

    Fund's Total Return
    1 Year Avg. Annual    = 1.39%
    5 Year Avg. Annual    = 6.97%
    10 Year Avg. Annual   = 6.56%
    Inception Avg. Annual = 6.90%


                   VKAC High Yield       Lehman Brothers
                   Municipal Fund      Municipal Bond Index
                   ---------------     --------------------
    Nov 1986            9,527                10,000
    Dec 1986            9,584                 9,972
    Dec 1987            9,422                10,121
    Dec 1988           10,107                11,149
    Dec 1989           11,152                12,351
    Dec 1990           11,820                13,252
    Dec 1991           13,078                14,861
    Dec 1992           14,261                16,171
    Dec 1993           15,710                18,156
    Dec 1994           15,740                17,218
    Dec 1995           17,929                20,224
    Nov 1996           18,884                21,603

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

We recently spoke with the management team of the Van Kampen American Capital High Yield Municipal Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Wayne D. Godlin, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended November 30, 1996.

 Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED OVER THE PAST FISCAL YEAR?

 A Certainly, the Fund is more suited to the conditions we saw during 1996 than to the more volatile, more bullish market we had in 1995. To some ex-
tent, we benefited from the general trend of low interest rates, which have been holding steady over the past year. Yields on municipal bonds also have re-mained fairly consistent. In fact, yields are currently trading in the range of
5.6 to 5.7 percent (as measured by the Bond Buyer 40 Municipal Bond Index), the same range they were trading in at the beginning of the reporting period. How-ever, we did see some fluctuations in yields during the year--hitting their highest mark of 6.22 percent on June 10, 1996 and their lowest of 5.47 percent on February 13, 1996.
   The market has been keeping close tabs on economic growth and inflation num-bers, trying to anticipate how they might affect Federal Reserve Board policy. High economic growth rates have tended to spur inflation, which can be bad news for fixed income investors. The Fed appears to be committed to keeping infla-tion under control, indicating that they may raise short-term interest rates if the economy shows signs of increasing strength. And, when interest rates go up, bond prices--and the net asset value of funds that purchase them--tend to go down. Those are the basic equations driving the trading behavior of bond market participants.
   At this point, inflation seems to be holding fairly steady at around 3 per-cent, and the market has reacted favorably to the Fed's decision to keep its key short-term interest rates unchanged since January of 1996.

 Q   HAVE THESE CONDITIONS MADE IT MORE DIFFICULT TO MANAGE THE FUND?

 A These factors will always play a key role in the performance of the Fund, but our portfolio management team maintains a long-term perspective and manages the Fund consistent with its specific objectives.
   The Fund's objective is to seek to provide a high level of interest income exempt from federal income tax. We strive for consistency and remain focused on this strategy throughout various market conditions. In other words, we don't spend a lot of time trying to outguess the market or the direction of interest rates. Instead, we concentrate on the non-rated portion of the market, looking for what we feel are suitable securities within the non-rated sector which we feel would be similar in quality to municipal securities with a BB rating by Standard & Poor's.

 Q   HAS THIS APPROACH BEEN SUCCESSFUL?

 A We believe it has. Most shareholders selected this Fund because they're seeking high current income, and we believe we've been able to provide that consistently. At the same time, we hope to maintain a certain degree of relative stability in the Fund's share price. We're not out to find distressed securities in hopes of a huge turnaround. Instead, we emphasize securities that exhibit characteristics that indicate long-term potential; we need valid rea-sons to expect solid performance. Naturally, this implies that we rely heavily on our research capabilities. We believe we have one of the strongest high yield municipal research team in the industry.

   One of the keys to our successful management has been our regional focus. With analysts located in Boston, Chicago, Houston, and Los Angeles, we've be-come very attuned to local economies, politics, and regional trends that might affect the municipal market or the securities of specific issuers. Because our analysts aren't tied to one location, we can conduct site visits more readily and establish relationships with the issuers.

 Q   AND YOU BELIEVE THIS RESEARCH EFFORT HAS PAID OFF?

 A Definitely, because it allows us be highly selective. The level of re-gional knowledge we've accumulated helps us find the "undiscovered value"
of securities with solid potential and recognize situations that might benefit the Fund's performance. During the past fiscal year, the effects of profes-sional research have been reflected in several instances where an improved credit rating or advanced refunding have resulted in the appreciation of indi-vidual securities in the portfolio.
   Over the long term, I believe research has improved our consistency of per-formance. In fact, the Fund continued to earn Morningstar's five-star rating, the highest rating, among all the funds in the Municipal Bond Category, which contains a total of 1,739 funds. This five-star composite rating, which is evaluated monthly, is for the period beginning April 30, 1992 through November 30, 1996. Morningstar is an independent rating company that reviews and as-signs ratings to mutual funds*.

 Q YOU MENTIONED THE FUND'S PERFORMANCE. WHAT ARE THE NUMBERS FOR THE PAST FISCAL YEAR?

 A The Fund posted positive results for the fiscal year. Total return for the 12 months ended November 30, 1996, was 6.47 percent/1/ (Class A shares at net asset value), and the Fund's net asset value closed the report-ing period at $11.14 per share, down slightly from $11.18 per share at the be-ginning of the year. The Fund's tax-exempt distribution rate as of November 30, 1996, was 6.28 percent/3/, representing a taxable-equivalent distribution rate of 9.81 percent/4/ for an investor in the 36-percent federal income tax bracket.
   The Fund's total return compared favorably to the Lehman Brothers Municipal Bond Index, which returned 5.88 percent over the same time period. This index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securi-ties it represents. Please refer to the chart on page three for additional Fund performance results.

 Q   HAVE THERE BEEN SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO OVER THE PAST
     YEAR?

 A We've made a few adjustments, but not any significant changes. We con-tinue to allocate the Fund's assets according to the stringent credit standards we've established, looking at each individual security on its own merits.
   Currently, we have approximately 18 percent of net assets in the health care sector, which includes acute care hospitals, nursing homes, and lifecare projects, a significant weighting in industrial revenue bonds, and a portion of assets in single- and multi-family housing bonds.
   The duration of the Fund (a measure of its sensitivity to changes in inter-est rates) is approximately 5.5 to 5.9 years, which is on the low end compared to its peer group. This means that the Fund would appreciate to a lesser ex-tent in an upward market, but potentially less volatile in a downward market. For additional Fund portfolio highlights, please refer to page four.

*This five-star rating is a composite rating. For the one-year period, the rating was four star, out of 1,739 funds. The ratings for the 1-, 3-, 5-, and 10-year periods are also five star out of 1,074, 569, and 239 funds, respectively. Morningstar is an independent mutual fund performance monitor. Its rating of one star (lowest) and five stars (highest) is based on a fund's historic risk/reward ratio compared with similar funds for the 1-, 3-, 5-, and 10-year periods including all sales charges and fees. Ten percent of the funds in an asset class receive a five star rating. Fund performance is relative to the 3-month Treasury bill monthly return. Past performance does not guarantee future results.

 Q SPEAKING OF UP MARKETS AND DOWN MARKETS, WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We expect interest rates at both the long and short end of the maturity spectrum to remain fairly stable going into early 1997. Inflation appears to be under control, but any sharp increases in economic growth could push rates higher.
   Still, we don't expect any significant change in interest rates in the near term, so the return on municipal bonds will likely be coming from the income side of the equation in 1997.
   We believe the portfolio is well positioned for the conditions that we an-ticipate in the coming year. With a relatively low duration, the Fund should be relatively less susceptible to sharp moves in net asset value, should interest rates change drastically. And, we are confident that the securities we've cho-sen are consistent with the high standards we've set for inclusion in the port-folio.

/s/ Peter W. Hegel                         /s/ Wayne D. Godlin
Peter W. Hegel                             Wayne D. Godlin
Executive Vice President                   Portfolio Manager
Fixed Income Investments
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA 0.3%
         Gulf Shores, AL Rev Quality Inn
 $ 1,540 Beachside Proj Ser 1986...............   11.000% 06/01/16 $  1,583,243
     400 Selma, AL Spl Care Fac Fin Auth Hosp
         Rev Vaughan Regl Med Cent Proj Rfdg
         (Prerefunded @ 06/01/97)..............    9.500  06/01/14      423,212
         Vincent, AL Indl Dev Brd Shelby Motel
     750 Group Inc Proj........................   10.500  09/01/16      763,943
                                                                   ------------
                                                                      2,770,398
                                                                   ------------
         ALASKA 0.2%
   2,250 Seward, AK Rev AK Sealife Cent Proj...    7.650  10/01/16    2,312,640
                                                                   ------------
         ARIZONA 1.2%
     500 Casa Grande, AZ Indl Dev Auth Rfdg....    8.250  12/01/15      525,165
         Chandler, AZ Indl Dev Auth Rev
         Chandler Financial Cent Proj Ser 1986
   2,915 (d)...................................    9.875  12/01/16    2,681,800
         Peoria, AZ Indl Dev Auth Sierra Winds
     985 Life Care Cmnty Proj (Var Rate Cpn)...    6.500  11/01/17      895,296
         Pinal Cnty, AZ Indl Dev Auth Casa
   1,025 Grande Reg Med Cent Proj Ser A........    8.125  12/01/22    1,124,989
         Pinal Cnty, AZ Indl Dev Auth Casa
     475 Grande Reg Med Cent Proj Ser B........    8.125  12/01/22      521,336
         Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Proj
   2,540 (Prerefunded @ 06/01/97)..............   10.000  06/01/17    2,691,892
         Scottsdale, AZ Indl Dev Auth Rev First
   1,035 Mtg Westminster Village Ser A Rfdg....    8.000  06/01/11    1,096,707
         Scottsdale, AZ Indl Dev Auth Rev First
   2,000 Mtg Westminster Village Ser A Rfdg....    8.250  06/01/15    2,132,880
                                                                   ------------
                                                                     11,670,065
                                                                   ------------
         ARKANSAS 0.0%
         Fayetteville, AR Pub Fac Brd Rev
     500 Butterfield Trail Village Proj B Rfdg.    9.500  09/01/14      542,125
                                                                   ------------
         CALIFORNIA 5.2%
         California Edl Fac Auth Rev Pacific
   2,415 Graduate Sch of Psychology............    8.000  11/01/21    2,456,127
         California Hlth Fac Auth Rev Vly
   3,000 Presbytern Hosp Proj Ser A Rfdg.......    9.000  05/01/12    3,090,000
   5,440 California St Veterans Bonds Ser AY...    7.375  04/01/19    5,482,976
         Colton, CA Pub Fin Auth Rev Elec Sys
   1,500 Impts.................................    7.500  10/01/20    1,584,675
         Corona, CA Ctfs Partn Vista Hosp Sys
   2,500 Inc Ser C.............................    8.375  07/01/11    2,536,100
         Emeryville, CA Impt Bond Act 1915
   1,300 Assessment Dist 93-1 East Baybridge...    7.300  09/02/21    1,332,461
         Folsom, CA Spl Tax Cmnty Fac Dist No 7
   1,500 Rfdg..................................    7.250  09/01/21    1,542,495
         Fresno, CA Ctfs Partn Bldg Proj Fresno
   2,855 Exec Plaza Inc........................    8.500  05/01/16    3,028,498
         Fresno, CA Jt Pwrs Fin Auth Local Agy
     900 Ser B Rfdg............................    7.350  09/02/12      969,003
         Glendale, CA Hosp Rev Glendale Mem
         Hosp & Hlth Ser A Rfdg (Prerefunded @
   1,500 11/01/97).............................    9.000  11/01/17    1,600,380
         Huntington Park, CA Pub Fin Auth Loc
   1,500 Agy Rev Sub Ser C.....................    7.600  09/01/18    1,615,890
         Moreno Vly, CA Spl Tax Towngate Cmnty
   1,000 Fac Dist 87-1.........................    7.125  10/01/23    1,044,310
   1,530 Norco, CA Swr & Wtr Rev Rfdg..........    7.200  10/01/19    1,643,006
         Perris, CA Pub Fin Auth Loc Agy Rev
   2,000 Ser D.................................    7.875  09/01/25    2,159,440
         Rancho Cucamonga, CA Cmnty Fac Dist
   1,500 Spl Tax No 88-2.......................    8.250  09/01/19    1,638,090
         Rancho Cucamonga, CA Cmnty Fac Dist
     100 Spl Tax No 88-2.......................    8.000  09/01/20      107,868
   3,000 Reedley, CA Ctfs Partn................    7.500  10/01/26    3,081,300
         Richmond, CA Jt Pwrs Fin Auth Impt
   1,250 Dists No 851 & 853 Ser A..............    7.400  09/02/19    1,288,688
         Richmond, CA Redev Agy Multi-Family
         Rev Hsg Bridge Affordable Summit Ser
   3,105 A.....................................    7.500  09/01/23    3,105,000
         Riverside Cnty, CA Air Force Village
   4,000 West Inc Ser A Rfdg...................    8.125  06/15/20    4,199,960
   1,000 Riverside Cnty, CA Impt Bond Act 1915.    7.625  09/02/14    1,031,620
         San Bernardino, CA Hosp Rev San
   3,000 Bernardino Cmnty Hosp Rfdg............    7.875  12/01/19    3,043,740
         Santa Ana, CA Cmnty Redev Agy Tax Ser
   3,000 B Rfdg................................    7.500  09/01/16    3,079,170
         Santa Rosa, CA Impt Bond Act 1915
   1,000 Fountaingrove Prkwy Extension.........    7.625  09/02/19    1,031,350
                                                                   ------------
                                                                     51,692,147
                                                                   ------------
         COLORADO 4.7%
   1,000 Arrowhead Metro Dist CO...............    8.125  12/01/11    1,071,840
   1,060 Berry Creek Metro Dist CO Rfdg........    7.300  12/01/12    1,151,669
   2,400 Bowles Metro Dist CO..................    7.750  12/01/15    2,385,864
         Colorado Hlth Fac Auth Rev Christian
   1,500 Living Campus Proj....................    9.000  01/01/25    1,629,435
         Colorado Hlth Fac Auth Rev Mile High
         Transplant Bank Proj (Prerefunded @
     400 06/01/97).............................    8.500  06/01/07      429,152

                                       9
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         COLORADO (CONTINUED)
         Colorado Hlth Fac Auth Rev Shalom Park
 $ 2,000 Proj Rfdg & Impt........................    7.250% 12/15/25 $  2,024,000
         Colorado Hsg Fin Auth Single Family Pgm
   2,000 Sr Ser C1...............................    7.550  11/01/27    2,212,120
   1,250 Cordillera Metro Dist CO Eagle Cnty.....    8.250  12/01/13    1,393,838
         Cottonwood Wtr & Santn Dist CO Ser A
   3,000 Rfdg....................................    7.750  12/01/20    3,050,340
         Denver, CO City & Cnty Indl Dev Rev
   1,055 Jewish Cmnty Cent Proj..................    7.375  03/01/09    1,175,048
         Denver, CO City & Cnty Indl Dev Rev
     815 Jewish Cmnty Cent Proj..................    7.875  03/01/19      903,892
         Denver, CO City & Cnty Rev Indl Dev
   1,130 Jewish Cmnty Cent Proj..................    7.500  03/01/14    1,243,452
         Denver, CO City & Cnty Single Family Mtg
   2,860 Rev Ser A...............................    8.125  12/01/20    2,990,216
         Denver, CO Urban Renewal Auth Tax
   1,930 Increment Rev...........................    8.500  05/01/16    2,052,304
         Eagle Cnty, CO Air Terminal Corp Rev
   2,000 Arpt Proj...............................    7.500  05/01/21    2,050,060
         Fairlake Metro Dist City & Cnty of
   4,000 Denver, CO..............................    9.625  12/01/10    4,493,160
         Hyland Hills, CO Metro Park & Recreation
   2,500 Dist CO Spl Rev Ser A...................    8.625  12/15/12    2,834,175
         Landmark Metro Dist CO (Prerefunded @
   1,000 06/01/00)...............................    8.750  12/01/05    1,059,930
         Mountain Village Metro Dist San Miguel
         Cnty, CO Rfdg (Prerefunded @ 12/01/98)
   3,000 (c).....................................   11.000  12/01/07    3,457,800
     500 Panorama Metro Dist CO Ser B Rfdg.......    9.000  12/01/09      541,805
         Skyland Metro Dist Gunnison Cnty CO Rfdg
     147 (Var Rate Cpn)..........................    4.000  12/01/08      104,835
         Snowmass Village, CO Multi-Family Hsg
     750 Rev Ser A Rfdg..........................    8.000  09/01/14      786,330
         Southtech Metro Dist CO Rfdg
   2,175 (Prerefunded @ 12/01/97)................    9.500  12/01/11    2,316,593
     660 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.250  12/01/02      684,057
     840 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.750  12/01/13      892,979
   1,500 Telluride, CO Hsg Auth Hsg Rev..........    9.100  06/01/01    1,627,725
         Telluride, CO Hsg Auth Hsg Rev Shandoka
   2,000 Apts Proj Rfdg..........................    7.875  06/01/17    2,096,560
                                                                     ------------
                                                                       46,659,179
                                                                     ------------
         CONNECTICUT 1.3%
         Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
   2,391 Proj....................................    8.750  09/01/12    2,565,041
         Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
   1,500 Proj....................................    9.000  09/01/22    1,637,295
         Connecticut St Dev Auth Hlthcare Rev
   1,225 Indpt Living Proj Ser B.................    8.000  07/01/17    1,274,772
         Connecticut St Dev Auth Hlthcare Rev
   1,920 Jerome Home Proj........................    8.000  11/01/19    2,011,450
         Connecticut St Hlth & Edl Fac Auth Rev
   2,500 Tolland Cnty Hlthcare Inc Ser A.........    9.200  07/01/21    2,718,500
         Manchester, CT Redev Agy Multi-Family
   1,520 Mtg Rev Bennet Hsg Dev Rfdg.............    7.200  12/01/18    1,604,527
         New Haven, CT Fac Rev Easter Seal
   1,365 Goodwill Rehab Proj.....................    8.875  04/01/16    1,451,882
                                                                     ------------
                                                                       13,263,467
                                                                     ------------
         DELAWARE 0.8%
         Delaware St Econ Dev Auth Indl Dev Rev
   2,670 1st Mtg Dover Hlthcare Rfdg.............    7.875  04/01/08    2,785,878
         Delaware St Econ Dev Auth Rev 1st Mtg
     400 Gilpin Hall Proj........................    7.375  07/01/15      410,688
         Delaware St Econ Dev Auth Rev 1st Mtg
   2,800 Gilpin Hall Proj........................    7.625  07/01/25    2,873,920
         Delaware St Econ Dev Auth Rev
         Osteopathic Hosp Assn of DE Ser A
     975 (Prerefunded @ 07/01/04)................    9.500  01/01/22    1,207,292
     300 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.000  10/01/03      334,377
     500 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.200  10/01/18      561,235
                                                                     ------------
                                                                        8,173,390
                                                                     ------------
         DISTRICT OF COLUMBIA 0.6%
         District of Columbia Hosp Rev Metlantic
   2,090 WA Hosp Cent Ser A Rfdg.................    7.125  08/15/19    2,187,018
         District of Columbia Rev Natl Pub Radio
   3,500 Ser A...................................    7.700  01/01/23    3,735,515
                                                                     ------------
                                                                        5,922,533
                                                                     ------------
         FLORIDA 7.1%
         Atlantic Beach, FL Rev Fleet Landing
   2,085 Proj Ser A Rfdg & Impt..................    7.875  10/01/08    2,323,899
         Atlantic Beach, FL Rev Fleet Landing
   1,160 Proj Ser A Rfdg & Impt..................    7.500  10/01/02    1,236,885
         Bay Cnty, FL Hosp Sys Rev Bay Med Cent
   1,500 Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/12    1,797,705
         Bay Cnty, FL Hosp Sys Rev Bay Med Cent
     500 Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/19      616,095

                                       10
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
         Brevard Cnty, FL Hlth Fac Auth Rev
 $ 1,470 Courtenay Springs Village Rfdg........    7.375% 11/15/04 $  1,562,492
         Brevard Cnty, FL Hlth Fac Auth Rev
   2,200 Courtenay Springs Village Rfdg........    7.750  11/15/17    2,352,966
         Charlotte Cnty, FL Indl Dev Auth Rev
     180 Beverly Enterprises Rfdg..............   10.000  06/01/11      203,758
         Collier Cnty, FL Indl Dev Auth
   1,650 Retirement Rental Hsg Rev.............   10.750  03/01/03    1,870,044
         Escambia Cnty, FL Pollutn Ctl Rev
   4,000 Champion Intl Corp Proj...............    6.900  08/01/22    4,265,360
         Fort Walton Beach, FL Indl Dev Rev 1st
     850 Mtg Fort Walton Beach Venton Proj.....   10.500  12/01/16      906,780
         Hernando Cnty, FL Indl Dev Rev Beverly
   1,130 Enterprises Rfdg......................   10.000  09/01/11    1,284,302
         Hialeah Gardens, FL Indl Dev Rev
   3,000 Waterford Convalescent Ser A Rfdg.....    8.250  12/01/14    3,209,550
         Homestead, FL Indl Dev Rev Brookwood
   1,500 Gardens Cent Proj Ser A Rfdg..........    8.250  12/01/14    1,604,775
         Lake Bernadette, FL Cmnty Dev Dist Spl
   1,330 Assmt Rev Ser A.......................    8.000  05/01/17    1,340,866
         Lake Saint Charles, FL Cmnty Dev Dist
   2,500 Spl Assmt Rev.........................    7.875  05/01/17    2,500,475
         Lee Cnty, FL Indl Dev Auth Econ Rev
     750 Encore Nursing Cent Partner Rfdg......    8.125  12/01/07      813,308
         Marion Cnty, FL Indl Dev Auth Rev
   1,300 Midland Ross Corp Proj................   11.875  08/01/11    1,313,689
         North Miami, FL Hlthcare Fac Rev
   2,570 Imperial Club Proj Ser A..............   10.000  01/01/13    2,828,619
         Northern Palm Beach Cnty, FL Impt Dist
   3,000 Wtr Ctl & Impt Unit Dev...............    7.200  08/01/16    3,113,580
         Northern Palm Beach Cnty, FL Impt Dist
   2,500 Wtr Ctl & Impt Unit Dev...............    7.300  08/01/27    2,598,450
         Orange Cnty, FL Hlth Fac Auth Rev 1st
   1,000 Mtg Orlando Lutheran Tower............    8.750  07/01/26    1,006,610
         Orange Cnty, FL Hlth Fac Auth Rev 1st
     840 Mtg Orlando Lutheran Tower Rfdg.......    8.125  07/01/06      837,967
         Orange Cnty, FL Hlth Fac Auth Rev 1st
   2,035 Mtg Orlando Lutheran Tower Rfdg.......    8.400  07/01/14    2,051,728
         Orange Cnty, FL Hlth Fac Auth Rev 1st
   1,325 Mtg Orlando Lutheran Tower Rfdg.......    8.625  07/01/20    1,337,482
         Orange Cnty, FL Hlth Fac Auth Rev Aces
         Pooled Hosp Ln Ser A Rfdg (FGIC Insd)
   2,870 (c)...................................    7.875  12/01/25    2,982,045
         Orange Cnty, FL Hsg Fin Auth Multi-
   2,645 Family Rev Mtg Hands Inc Proj Ser A...    7.875  10/01/15    2,683,987
         Orange Cnty, FL Hsg Fin Auth Multi-
   2,035 Family Rev Mtg Hands Inc Proj Ser A...    8.000  10/01/25    2,070,022
         Orange Cnty, FL Indl Dev Auth Rev
     450 Beverly Enterprises Proj Rfdg.........    9.250  08/01/10      497,529
         Overoaks, FL Cmnty Dev Dist Cap Impt
   3,000 Rev...................................    8.250  05/01/17    3,064,170
         Palm Beach Cnty, FL Hlth Fac Auth Rev
   3,400 Waterford Proj Rfdg...................    7.750  10/01/15    3,456,134
         Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
     750 Cmntys Inc............................    7.750  12/01/22      804,668
         Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
   1,370 Cmntys Inc............................    7.625  12/01/12    1,464,996
         Santa Rosa Cnty, FL Indl Dev Auth Rev
     250 1st Mtg Sandy Ridge Care Cent.........   10.500  04/01/16      252,068
         Sarasota Cnty, FL Hlth Fac Auth Rev
   2,000 Hlthcare Manatee Jewish Rfdg..........    7.000  07/01/16    2,007,380
         Tampa Palms, FL Open Space & Transn
         Cmnty Dev Dist Rev Cap Impt Area 7
   1,920 Proj..................................    8.500  05/01/17    1,916,986
         Volusia Cnty, FL Indl Dev Auth Bishops
     710 Glen Proj Rfdg (b)....................    7.125  11/01/06      712,492
         Volusia Cnty, FL Indl Dev Auth Bishops
   2,000 Glen Proj Rfdg (b)....................    7.500  11/01/16    2,007,780
         Volusia Cnty, FL Indl Dev Auth Bishops
   2,000 Glen Proj Rfdg (b)....................    7.625  11/01/26    2,007,740
         Westchase East Cmnty, FL Dev Dist Cap
   1,775 Impt Rev..............................    7.500  05/01/17    1,772,941
                                                                   ------------
                                                                     70,678,323
                                                                   ------------
         GEORGIA 1.0%
   3,000 Class A Ctfs relating to Atlanta, GA
         Urban Residential Fin Auth Multi-
         Family Hsg Rev Renaissance on
         Peachtree Apts Proj Ser 85............    8.500  04/01/26    2,850,000
         Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
     375 Wesley Woods Ser A....................    7.625  10/01/06      379,879
         Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
   1,500 Wesley Woods Ser A....................    8.200  10/01/16    1,521,390
         Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
   1,500 Wesley Woods Ser A....................    8.250  10/01/26    1,521,330
         Richmond Cnty, GA Dev Auth Nursing
         Home Rev Beverly Enterprises GA Proj
     300 Rfdg..................................    8.750  06/01/11      326,898
         Rockdale Cnty, GA Dev Auth Solid Waste
   3,000 Disposal Rev..........................    7.500  01/01/26    3,123,660
                                                                   ------------
                                                                      9,723,157
                                                                   ------------
         HAWAII 0.1%
         Hawaii Cnty, HI Impt Dist No 17 Spl
     900 Assessment Kaloko Subdivision.........    9.500  08/01/11      951,993
                                                                   ------------
         ILLINOIS 7.8%
         Bedford Park, IL Tax Increment Rev
   1,500 Mark IV Proj..........................    9.750  03/01/12    1,731,420
         Bedford Park, IL Tax Increment Rev Sr
   1,000 Lien Bedford City Proj................    9.250  02/01/12    1,129,230
         Broadview, IL Tax Increment Rev Sr
   3,000 Lien..................................    8.250  07/01/13    3,272,100
         Chicago, IL O'Hare Intl Arpt Spl Fac
   1,000 Rev American Airls Inc Proj Rfdg......    8.200  12/01/24    1,185,910

                                       11
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon  Maturity Market Value
-------------------------------------------------------------------
         ILLINOIS (CONTINUED)
         Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev American
 $   540 Airls Inc Proj Ser A......   7.875%  11/01/25 $    587,439
         Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev United
   3,500 Airls Inc.................   8.500   05/01/18    3,880,240
         Chicago, IL Tax Increment
   1,500 (b)......................... 7.250   01/01/14    1,500,000
         Crestwood, IL Tax
   3,000 Increment Rev Rfdg........   7.250   12/01/08    3,052,710
         Hanover Park, IL Rev 1st
         Mtg Windsor Park Manor
   1,350 Proj......................   9.500   12/01/14    1,444,919
         Hodgkins, IL Tax
     500 Increment.................   9.500   12/01/09      584,385
         Hodgkins, IL Tax Increment
   4,000 Rev Ser A Rfdg............   7.625   12/01/13    4,118,480
         Huntley, IL Increment
         Alloc Rev Huntley Redev
   3,500 Proj Ser A................   8.500   12/01/15    3,563,105
         Illinois Dev Fin Auth Hlth
         Fac Rev Cmnty Living
   2,470 Options...................   7.125   03/01/10    2,587,646
         Illinois Dev Fin Auth
         Pollutn Ctl Rev IL Pwr Co
   1,500 Proj Ser A Rfdg...........   8.300   04/01/17    1,584,315
         Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
     650 Proj......................   8.000   11/15/06      652,529
         Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
   1,405 Proj......................   8.000   11/15/16    1,410,662
         Illinois Dev Fin Auth Rev
         Debt Restructure East
   2,000 Saint Louis...............   7.375   11/15/11    2,215,100
         Illinois Edl Fac Auth Rev
   4,000 Peace Mem Ministries Proj.   7.500   08/15/26    4,090,840
         Illinois Hlth Fac Auth Rev
         Covenant Retirement Cmntys
   1,475 Ser A.....................   7.600   12/01/12    1,595,360
         Illinois Hlth Fac Auth Rev
         Fairview Oblig Group Ser A
   3,000 Rfdg......................   7.400   08/15/23    3,048,360
         Illinois Hlth Fac Auth Rev
     510 Hinsdale Ser C............   9.500   11/15/19      582,833
         Illinois Hlth Fac Auth Rev
         Lifelink Corp Oblig Group
   1,700 Ser B.....................   8.000   02/15/25    1,792,939
         Illinois Hlth Fac Auth Rev
         Lutheran Home & Svcs Proj
   4,000 Ser A.....................   7.500   08/15/26    4,035,000
         Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
   1,250 Chicago Rfdg..............   7.625   07/01/10    1,373,763
         Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
   1,500 Chicago Rfdg..............   7.750   07/01/16    1,659,735
         Jackson Park Hosp Fndtn
         Chicago, IL Jackson Park
   1,500 Hosp (d)..................   9.000   03/01/05    1,365,000
         Loves Park, IL 1st Mtg Rev
   3,270 Hoosier Care Proj Ser A...   9.750   08/01/19    3,496,186
         Mill Creek Wtr Reclamation
   2,500 Dist IL Swr Rev...........   8.000   03/01/10    2,571,775
         Mill Creek Wtr Reclamation
   1,500 Dist IL Wtrwks Rev........   8.000   03/01/10    1,543,065
         Robbins, IL Res Recovery
   3,100 Rev.......................   8.375   10/15/16    3,193,000
         Round Lake Beach, IL Tax
   1,695 Increment Rev Rfdg........   7.200   12/01/04    1,761,834
         Round Lake Beach, IL Tax
   2,500 Increment Rev Rfdg........   7.500   12/01/13    2,589,200
         Saint Charles, IL Indl Dev
   3,035 Rev Tri-City Proj.........   7.500   11/01/13    3,112,969
         Saint Charles, IL Multi-
         Family Hsg Rev Bonds
   3,965 Wessel Court Proj.........   7.600   04/01/24    4,078,597
         Sherman, IL Rev 1st Mtg
     500 Villa Hlthcare Ser A......   8.250   10/01/14      516,865
         Sherman, IL Rev 1st Mtg
     500 Villa Hlthcare Ser A......   8.500   10/01/24      523,160
                                                       ------------
                                                         77,430,671
                                                       ------------
         INDIANA 2.6%
         Carmel, IN Retirement
         Rental Hsg Rev Beverly
     500 Enterprises Proj Rfdg.....   8.750   12/01/08      554,000
         Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
   1,500 Oblig Group...............   7.000   05/15/17    1,500,930
         Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
   1,000 Oblig Group...............   7.250   05/15/24    1,005,880
         Indiana St Dev Fin Auth
         Envir USX Corp Proj Rfdg &
   1,000 Impt (b)..................   6.250   07/15/30    1,017,700
         Indiana St Dev Fin Auth
         Indl Dev Rev UNR Rohn Inc
   3,000 Proj......................   7.500   03/01/11    3,061,980
         Indiana St Dev Fin Auth
         Pollutn Ctl Rev Inland
   5,000 Steel Co Proj No 13 Rfdg..   7.250   11/01/11    5,175,200
         Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
     560 Pines Cent................   7.300   01/01/02      534,626
         Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
     980 Pines Cent................   7.500   01/01/07      938,262
         Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
   1,405 Pines Cent................   7.750   01/01/12    1,347,634
         Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
   2,045 Pines Cent................   8.000   01/01/17    1,963,732
         Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent Rfdg
   3,675 (Prerefunded @ 01/01/00)..   9.500   01/01/07    4,281,779
         Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
     400 Inc Rfdg..................   8.500   04/15/03      450,684
         Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
   3,600 Inc Rfdg..................   8.750   04/15/12    4,115,304
                                                       ------------
                                                         25,947,711
                                                       ------------
         IOWA 0.3%
         Iowa Fin Auth Multi-Family
         Rev Hsg Park West Proj
   2,770 Rfdg......................   8.000   10/01/23    2,853,045
                                                       ------------
         KANSAS 0.3%
         Newton, KS Hosp Rev Newton
   1,500 Hlthcare Corp Ser A.......   7.375   11/15/14    1,587,750
         Newton, KS Hosp Rev Newton
   1,000 Hlthcare Corp Ser A.......   7.750   11/15/24    1,084,160
                                                       ------------
                                                          2,671,910
                                                       ------------

                                       12
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         KENTUCKY 0.3%
         Erlanger, KY Assessment Rev Pub Impt
 $ 1,250 Proj....................................    7.500% 08/01/18 $  1,324,400
         Kenton Cnty, KY Arpt Brd Arpt Rev Spl
   1,195 Fac Delta Airls Proj Ser A..............    8.100  12/01/15    1,289,943
                                                                     ------------
                                                                        2,614,343
                                                                     ------------
         LOUISIANA 3.2%
         East Baton Rouge, LA Mtg Fin Auth Single
         Family Mtg Ser A (GNMA Collateralized)
   3,510 (c).....................................    7.600  02/01/20    3,637,694
   4,700 Hodge, LA Util Rev......................    9.000  03/01/10    5,101,615
         Iberia Parish, LA Hosp Svc Dist No 1
   1,400 Hosp Rev................................    7.500  05/26/06    1,417,962
         Iberia Parish, LA Hosp Svc Dist No 1
   2,000 Hosp Rev................................    8.000  05/26/16    2,024,840
         Lake Charles, LA Harbor & Terminal Dist
   4,000 Port Fac Rev Trunkline Lng Rfdg.........    7.750  08/15/22    4,574,600
         Louisiana Pub Fac Auth Rev Indl Dev
     665 Beverly Enterprises Rfdg................    8.250  09/01/08      722,363
         Port New Orleans, LA Indl Dev Rev
   2,000 Avondale Inds Inc Proj Rfdg.............    8.250  06/01/04    2,171,940
         Port New Orleans, LA Indl Dev Rev
   2,000 Continental Grain Co Proj...............   14.500  01/01/02    2,014,580
         Port New Orleans, LA Indl Dev Rev
   3,000 Continental Grain Co Proj Rfdg..........    7.500  07/01/13    3,239,760
         Port New Orleans, LA Indl Dev Rev
   2,500 Continental Grain Co Proj Ser A.........   14.500  02/01/02    2,535,925
         Saint James Parish, LA Solid Waste
   2,500 Disposal Rev Kaiser Aluminum Proj.......    7.750  08/01/22    2,660,050
         West Feliciana Parish, LA Pollutn Ctl
     500 Rev Gulf States Util Co Proj Ser A......    7.500  05/01/15      537,565
         West Feliciana Parish, LA Pollutn Ctl
   1,000 Rev Gulf States Util Co Proj Ser B......    9.000  05/01/15    1,118,810
                                                                     ------------
                                                                       31,757,704
                                                                     ------------
         MAINE 0.6%
         Maine Fin Auth Solid Waste Disposal Rev
   3,200 Boise Cascade Corp Proj.................    7.900  06/01/15    3,493,696
     450 Maine Hlth & Higher Edl Fac Auth Rev
         Waterville Osteopathic Hosp Ser A
         (Prerefunded @ 07/01/97)................    9.875  07/01/13      479,309
   1,500 Maine Vets Homes Rev....................    7.750  10/01/20    1,587,765
                                                                     ------------
                                                                        5,560,770
                                                                     ------------
         MARYLAND 1.1%
         Baltimore Cnty, MD Pollutn Ctl Rev
   2,000 Bethlehem Steel Corp Proj Ser A Rfdg....    7.550  06/01/17    2,133,020
         Baltimore Cnty, MD Pollutn Ctl Rev
   2,500 Bethlehem Steel Corp Proj Ser B Rfdg....    7.500  06/01/15    2,657,550
         Calvert Cnty, MD Econ Dev Rev Asbury
   2,000 Solomons Island Fac Proj................    8.375  01/01/15    2,190,400
         Maryland St Energy Fin Admin Ltd Oblig
   4,000 Rev Cogeneration AES Warrior Run........    7.400  09/01/19    4,239,920
                                                                     ------------
                                                                       11,220,890
                                                                     ------------
         MASSACHUSETTS 9.0%
         Massachusetts St Hlth & Edl Fac Auth Rev
   1,490 Indpt Living Ser A......................    8.100  07/01/18    1,544,564
         Massachusetts St Hlth & Edl Fac Auth Rev
   3,000 Milford-Whitinsville Regl Hosp Ser B....    7.750  07/15/17    3,167,100
         Massachusetts St Hlth & Edl Fac Auth Rev
   1,000 Norwood Hosp Ser E......................    8.000  07/01/12    1,015,750
         Massachusetts St Hlth & Edl Fac Auth Rev
     745 Saint Annes Hosp Ser A..................    9.250  07/01/05      753,627
         Massachusetts St Hlth & Edl Fac Auth Rev
   2,000 Saint Annes Hosp Ser A..................    9.375  07/01/14    2,023,380
         Massachusetts St Indl Fin Agy Hillcrest
   2,750 Edl Cent Inc Proj.......................    8.450  07/01/18    2,820,758
         Massachusetts St Indl Fin Agy Indl Rev
   1,000 1st Hlthcare Corp Proj Ser A Rfdg.......    7.625  04/01/13    1,023,570
         Massachusetts St Indl Fin Agy Indl Rev
     800 Beverly Enterprises Rfdg................    8.375  05/01/09      871,376
         Massachusetts St Indl Fin Agy Indl Rev
         Beverly Enterprises/Gloucester &
   1,075 Lexington Projs Rfdg....................    8.000  05/01/02    1,133,491
         Massachusetts St Indl Fin Agy Rev 1st
         Mtg Brookhaven Cmnty (Prerefunded @
     500 01/01/98)................................. 10.250  01/01/18      546,585
         Massachusetts St Indl Fin Agy Rev 1st
   1,005 Mtg Evanswood Bethzatha Ser A Rfdg......    7.400  01/15/09    1,031,351
         Massachusetts St Indl Fin Agy Rev 1st
   2,000 Mtg Evanswood Bethzatha Ser A Rfdg......    7.625  01/15/14    2,051,900
         Massachusetts St Indl Fin Agy Rev 1st
   2,000 Mtg Evanswood Bethzatha Ser A Rfdg......    7.875  01/15/20    2,080,320
         Massachusetts St Indl Fin Agy Rev 1st
     690 Mtg Loomis House & Village Proj.........    7.250  07/01/07      724,155
         Massachusetts St Indl Fin Agy Rev 1st
   1,410 Mtg Loomis House & Village Proj.........    7.400  07/01/12    1,474,945
         Massachusetts St Indl Fin Agy Rev 1st
   1,530 Mtg Loomis House & Village Proj.........    7.500  07/01/17    1,610,723
         Massachusetts St Indl Fin Agy Rev 1st
      30 Mtg Pioneer Vly.........................    7.000  10/01/01       28,044
         Massachusetts St Indl Fin Agy Rev 1st
     500 Mtg Pioneer Vly Amended.................    7.000  10/01/20      417,350
         Massachusetts St Indl Fin Agy Rev 1st
   1,000 Mtg Reeds Landing Proj..................    7.750  10/01/00    1,024,870
         Massachusetts St Indl Fin Agy Rev 1st
   4,300 Mtg Reeds Landing Proj..................    8.625  10/01/23    4,631,057

                                       13
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
         Massachusetts St Indl Fin Agy Rev 1st
 $ 1,700 Mtg Stone Institute & Newton..........    7.700% 01/01/14 $  1,778,285
         Massachusetts St Indl Fin Agy Rev
     500 Atlantic Med Cent Ser B...............   10.125  11/01/14      504,550
         Massachusetts St Indl Fin Agy Rev
   3,545 Boston Architectural Cent Proj........    8.500  09/01/19    3,842,284
         Massachusetts St Indl Fin Agy Rev
     500 Dimmock Cmnty Hlth Cent...............    8.000  12/01/06      530,665
         Massachusetts St Indl Fin Agy Rev
   1,000 Dimmock Cmnty Hlth Cent...............    8.375  12/01/13    1,078,880
         Massachusetts St Indl Fin Agy Rev
   3,000 Dimmock Cmnty Hlth Cent...............    8.500  12/01/20    3,249,210
         Massachusetts St Indl Fin Agy Rev East
   2,555 Boston Neighborhood Proj..............    7.500  07/01/16    2,587,091
         Massachusetts St Indl Fin Agy Rev East
   2,560 Boston Neighborhood Proj..............    7.625  07/01/26    2,575,360
         Massachusetts St Indl Fin Agy Rev
     785 Evergreen Cent Inc....................    8.000  11/01/06      829,941
         Massachusetts St Indl Fin Agy Rev
   1,230 Evergreen Cent Inc....................    8.375  11/01/13    1,359,470
         Massachusetts St Indl Fin Agy Rev
   2,165 Evergreen Cent Inc....................    8.500  11/01/20    2,411,031
         Massachusetts St Indl Fin Agy Rev
   1,760 Glenmeadow Retirement Cmnty Ser C.....    8.250  02/15/08    1,804,000
         Massachusetts St Indl Fin Agy Rev
     500 Glenmeadow Retirement Cmnty Ser C.....    8.625  02/15/26      510,070
         Massachusetts St Indl Fin Agy Rev Gtr
   3,745 Lynn Mental Hlth Assn Proj............    8.800  06/01/14    4,132,832
         Massachusetts St Indl Fin Agy Rev
     420 Hillcrest Edl Cent Inc Proj...........    7.500  07/01/00      428,093
         Massachusetts St Indl Fin Agy Rev
     740 Hillcrest Edl Cent Inc Proj...........    8.000  07/01/05      766,255
         Massachusetts St Indl Fin Agy Rev JRC
   3,380 Assisted Living.......................    7.500  07/01/26    3,456,320
         Massachusetts St Indl Fin Agy Rev N E
   2,555 Cent For Autism.......................    9.000  11/01/05    2,766,401
         Massachusetts St Indl Fin Agy Rev N E
   4,910 Cent For Autism.......................    9.500  11/01/17    5,395,648
         Massachusetts St Indl Fin Agy Rev N E
   1,100 Cent For Autism.......................    7.000  11/01/19    1,060,840
         Massachusetts St Indl Fin Agy Rev
   5,000 Orchard Cove Issue....................    9.000  05/01/22    5,463,950
         Massachusetts St Indl Fin Agy Rev Rev
   7,000 Emerson College Issue Ser A...........    8.900  01/01/18    7,792,610
         Massachusetts St Indl Fin Agy Rev
   1,190 Vinfen Corp Issue.....................    7.100  11/15/18    1,170,125
         Massachusetts St Indl Fin Agy Rev
   1,020 Waarc Inc Proj........................    7.300  09/01/10    1,033,087
         Massachusetts St Indl Fin Agy Rev
     915 Waarc Inc Proj........................    7.600  09/01/17      923,866
         Massachusetts St Indl Fin Agy Rev
   1,820 Waarc Inc Proj........................    7.750  09/01/25    1,838,819
                                                                   ------------
                                                                     89,264,599
                                                                   ------------
         MICHIGAN 2.8%
         Detroit, MI Local Dev Fin Auth Tax
     440 Increment Ser A.......................    9.500  05/01/21      519,046
         Dickinson Cnty, MI Mem Hosp Sys Hosp
   1,000 Rev...................................    8.000  11/01/14    1,069,110
         Meridian, MI Econ Dev Corp 1st Mtg
   2,390 Burcham Hills Ser A Rfdg..............    7.500  07/01/13    2,439,449
         Meridian, MI Econ Dev Corp 1st Mtg
   3,430 Burcham Hills Ser A Rfdg..............    7.750  07/01/19    3,502,202
         Michigan St Hosp Fin Auth Rev Detroit
   4,020 Macomb Hosp Corp Ser A Rfdg...........    7.300  06/01/01    4,059,356
         Michigan St Hosp Fin Auth Rev Gratiot
         Cmnty Hosp Ser A Rfdg (Prerefunded @
   2,400 10/01/98).............................    8.750  10/01/07    2,590,464
         Michigan St Hosp Fin Auth Rev Hosp
     500 Genesys Hlth Sys Ser A Rfdg...........    7.500  10/01/07      545,375
         Michigan St Hosp Fin Auth Rev Hosp
   1,500 Genesys Hlth Sys Ser A Rfdg...........    8.100  10/01/13    1,690,365
         Michigan St Hosp Fin Auth Rev Saratoga
   5,790 Cmnty Hosp Rfdg.......................    8.750  06/01/10    6,526,546
         Michigan St Strategic Fd Ltd Oblig Rev
   1,500 Great Lakes Pulp & Fibre Proj (e).....   10.250  12/01/16      901,830
         Michigan St Strategic Fd Solid Waste
   3,500 Disp Rev Genesee Pwr..................    7.500  01/01/21    3,521,595
         Oakland Cnty, MI Econ Dev Corp Ltd
         Oblig Rev Pontiac Osteopathic Hosp
     500 Proj..................................    9.625  01/01/20      584,280
                                                                   ------------
                                                                     27,949,618
                                                                   ------------
         MINNESOTA 2.8%
         Austin, MN Multi-Family Rev Hsg Cedars
   1,020 of Austin Proj Rfdg...................    7.500  04/01/17    1,054,394
         Austin, MN Multi-Family Rev Hsg Cedars
   2,000 of Austin Proj Rfdg...................    7.500  04/01/18    2,067,440
         Brooklyn Cent MN Multi-Family Hsg Rev
   1,955 Four Courts Apts Proj Ser A Rfdg......    7.400  12/01/15    1,982,878
         Brooklyn Cent MN Multi-Family Hsg Rev
   1,220 Four Courts Apts Proj Ser A Rfdg......    7.500  06/01/25    1,237,312
         Chisago City, MN Hlth Fac Rev Part
     750 Pleasant Heights Proj Ser A Rfdg......    7.300  07/01/25      760,853
         Maplewood, MN Hlthcare Fac Rev VOA
   1,200 Care Cent Proj........................    7.450  10/01/16    1,271,736
         Minneapolis, MN Cmnty Dev Agy
         Commercial Dev Rev Std Mill Hotel Proj
     650 (e)...................................    8.000  04/01/10      260,000
         Minneapolis, MN Commercial Dev Rev
     800 Holiday Inn Metrodome Proj Rfdg.......   10.500  06/01/03      815,584

                                       14
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MINNESOTA (CONTINUED)
         Minneapolis, MN Hlthcare Fac Rev
 $ 1,950 Ebenezer Society Proj Ser A...........    7.200% 07/01/23 $  1,994,616
         Minneapolis, MN Hlthcare Fac Rev Saint
   1,000 Olaf Residence Inc Proj...............    7.100  10/01/23    1,014,790
         Minneapolis, MN Multi-Family Rev Hsg
     350 Belmont Apts Proj.....................    7.250  11/01/16      351,911
         Minneapolis, MN Multi-Family Rev Hsg
   1,320 Belmont Apts Proj.....................    7.625  11/01/27    1,327,062
         New Brighton, MN Rental Hsg Rev
         Polynesian Village Apts Proj Ser A
   3,040 Rfdg..................................    7.500  10/01/17    3,080,949
         New Hope Minnesota Multi-Family Rev
     865 Hsg Broadway Lanel Proj...............    7.750  09/01/07      895,362
         New Hope Minnesota Multi-Family Rev
   2,320 Hsg Broadway Lanel Proj Rfdg..........    7.750  09/01/07    2,391,572
         North Saint Paul, MN Multi-Family Rev
     920 Hsg Cottages North Saint Paul Rfdg....    9.000  02/01/09      988,430
         North Saint Paul, MN Multi-Family Rev
   2,220 Hsg Cottages North Saint Paul Rfdg....    9.250  02/01/22    2,383,570
         Saint Paul, MN Hsg & Redev Auth
         Commercial Dev Rev Beverly Enterprises
   1,695 Rfdg..................................    7.750  11/01/02    1,739,731
         Shoreview, MN Sr Hsg Rev Shoreview Sr
     500 Residence Proj........................    7.250  02/01/26      499,325
         Spring Lake Park, MN Multi-Family Hsg
   2,000 Cottages Spring Lake Rfdg.............    8.375  01/01/22    2,037,860
                                                                   ------------
                                                                     28,155,375
                                                                   ------------
         MISSISSIPPI 1.9%
         Claiborne Cnty, MS Pollutn Ctl Rev
   5,500 Middle South Energy Inc Ser B.........    8.250  06/01/14    5,949,680
         Claiborne Cnty, MS Pollutn Ctl Rev
   7,575 Middle South Energy Inc Ser C.........    9.875  12/01/14    8,434,687
         Lowndes Cnty, MS Hosp Rev Golden
   1,000 Triangle Med Cent Rfdg................    8.500  02/01/10    1,114,890
         Ridgeland, MS Urban Renewal Rev the
   3,000 Orchard Ltd Proj Ser A Rfdg...........    7.750  12/01/15    3,133,170
                                                                   ------------
                                                                     18,632,427
                                                                   ------------
         MISSOURI 1.8%
         Chesterfield, MO Indl Dev Auth Rev
         Saint Andrews Episcopal-Presbyterian
   1,500 Ser A.................................    8.500  12/01/19    1,596,285
         Good Shepherd Nursing Home Dist MO
   1,000 Nursing Home Fac Rev..................    7.625  08/15/15    1,027,660
         Good Shepherd Nursing Home Dist MO
   3,000 Nursing Home Fac Rev..................    7.750  08/15/25    3,093,690
         Jefferson Cnty, MO Indl Dev Auth Indl
         Rev Cedars Hlthcare Cent Proj Ser A
   2,840 Rfdg..................................    8.250  12/01/15    2,845,652
   1,115 Madison Cnty, MO Hosp Rev Ser A.......    7.700  10/01/18    1,124,299
   1,490 Madison Cnty, MO Hosp Rev Ser A.......    7.900  10/01/26    1,504,572
         Missouri St Hlth & Edl Fac Bethesda
   1,075 Hlth Group Inc Proj A Rfdg............    7.500  08/15/12    1,105,240
     785 Perry Cnty, MO Nursing Home Rev Ser A.    7.650  03/01/16      799,562
   1,745 Perry Cnty, MO Nursing Home Rev Ser A.    7.750  03/01/26    1,777,195
         Saint Louis Cnty, MO Indl Dev Auth Rev
     500 1st Mtg Deaconess Manor Assn..........    7.500  06/01/16      508,810
         Saint Louis Cnty, MO Indl Dev Auth Rev
     500 1st Mtg Deaconess Manor Assn..........    7.500  06/01/23      503,920
         Saint Louis, MO Tax Increment Rev
   1,830 Scullin Redev Area Ser A..............   10.000  08/01/10    2,205,406
                                                                   ------------
                                                                     18,092,291
                                                                   ------------
         MONTANA 0.2%
         Montana St Hlth Fac Auth Rev Mission
   2,000 Ridge Proj Ser A......................    7.000  08/15/26    2,006,060
                                                                   ------------
         NEVADA 0.9%
         Clark Cnty, NV Indl Dev Rev Southwest
   2,000 Gas Corp Ser A........................    6.500  12/01/33    2,019,780
   1,500 Henderson, NV Local Impt Dist No T-10.    7.500  08/01/15    1,545,075
         Henderson, NV Local Impt Dist No T-4
   1,425 Ser B.................................    7.300  11/01/12    1,469,489
         Las Vegas, NV Local Impt Bonds Spl
     945 Impt Dist No 404......................    7.300  11/01/09      972,074
         Las Vegas, NV Spl Impt Dist No 505
     985 Elkhorn Springs.......................    8.000  09/15/13    1,021,268
         Nevada St Dept Commerce Hlth Fac Rev
   1,975 Washoe Convalescent Cent Proj Rfdg....    8.125  06/01/03    2,029,648
                                                                   ------------
                                                                      9,057,334
                                                                   ------------
         NEW HAMPSHIRE 4.9%
         New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
   1,490 Rfdg..................................    8.000  06/01/04    1,574,781
         New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
   2,000 Rfdg..................................    9.000  06/01/14    2,253,500
         New Hampshire Higher Edl & Hlth Fac
     435 Auth Rev Colby-Sawyer College Issue...    7.200  06/01/12      439,385
         New Hampshire Higher Edl & Hlth Fac
   2,565 Auth Rev Colby-Sawyer College Issue...    7.500  06/01/26    2,640,744
         New Hampshire Higher Edl & Hlth Fac
   5,000 Auth Rev Daniel Webster College Issue.    7.625  07/01/16    5,346,600
         New Hampshire Higher Edl & Hlth Fac
   1,000 Auth Rev Havenwood-Heritage Heights...    7.350  01/01/18    1,016,420
         New Hampshire Higher Edl & Hlth Fac
   4,825 Auth Rev Havenwood-Heritage Heights...    7.450  01/01/25    4,900,125

                                       15
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon  Maturity Market Value
--------------------------------------------------------------------------------
         NEW HAMPSHIRE (CONTINUED)
         New Hampshire Higher Edl & Hlth Fac
 $ 2,425 Auth Rev Hlthcare Visiting Nurse.......    7.250% 09/01/23 $  2,362,678
         New Hampshire Higher Edl & Hlth Fac
   1,425 Auth Rev Monadock Cmnty Hosp Issue.....    9.125  10/01/20    1,554,846
         New Hampshire Higher Edl & Hlth Fac
   2,000 Auth Rev New London Hosp Assn Proj.....    7.500  06/01/05    2,204,580
         New Hampshire Higher Edl & Hlth Fac
   3,500 Auth Rev Vly Regl Hosp.................    7.350  04/01/23    3,361,365
         New Hampshire St Bus Fin Auth Elec Fac
   4,110 Rev Plymouth Cogeneration..............    7.750  06/01/14    4,247,438
         New Hampshire St Bus Fin Auth Swr &
         Solid Waste Disp Rev Crown Paper Co
   1,500 Proj...................................    7.875  07/01/26    1,550,640
         New Hampshire St Hsg Fin Auth Single
   4,435 Family Residential.....................    8.500  07/01/14    4,669,390
         New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
   3,420 A......................................    7.650  05/01/21    3,537,648
         New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
   2,300 C......................................    7.650  05/01/21    2,379,120
         New Hampshire St Indl Dev Auth Rev
   4,000 Pollutn Ctl Ser B......................   10.750  10/01/12    4,281,840
                                                                    ------------
                                                                      48,321,100
                                                                    ------------
         NEW JERSEY 4.0%
         Camden Cnty, NJ Impt Auth Lease Rev
   1,000 Dockside Refrigerated..................    8.400  04/01/24    1,020,980
         New Jersey Econ Dev Auth 1st Mtg
         Delaire Nursing Ser A Rfdg (Prerefunded
     750 @ 11/01/99)..............................  8.750  11/01/10      868,028
         New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Burnt Tavrn Convalescent Ser A
     500 Rfdg...................................    9.000  11/15/13      537,895
         New Jersey Econ Dev Auth 1st Mtg Gross
   1,240 Rev Dover Residential Hlthcare Fac (e)... 13.375  11/01/14      682,000
         New Jersey Econ Dev Auth 1st Mtg Gross
   2,250 Rev Franciscan Oaks Proj Ser A.........    8.500  10/01/23    2,401,110
         New Jersey Econ Dev Auth 1st Mtg Gross
     840 Rev Stone Arch Nursing Home Proj Rfdg..    8.750  12/01/10      896,876
         New Jersey Econ Dev Auth 1st Mtg Gross
   1,000 Rev The Evergreens.....................    9.250  10/01/22    1,092,770
         New Jersey Econ Dev Auth Econ Dev Rev
   1,000 Borg Warner Corp.......................   11.200  08/01/04    1,039,920
         New Jersey Econ Dev Auth Econ Dev Rev
     500 Green Acres Manor Inc Ser A Rfdg.......    8.000  01/01/09      515,870
         New Jersey Econ Dev Auth Econ Dev Rev
   1,000 Green Acres Manor Inc Ser A Rfdg.......    8.250  01/01/17    1,032,480
         New Jersey Econ Dev Auth Econ Dev Rev
   4,000 Sr Mtg Holt Hauling Ser D..............   10.250  09/15/14    4,158,440
         New Jersey Econ Dev Auth Econ Dev Rev
   4,365 United Methodist Homes.................    7.500  07/01/20    4,437,197
         New Jersey Econ Dev Auth Econ Dev Rev
     420 United Methodist Homes.................    7.500  07/01/24      426,489
         New Jersey Econ Dev Auth Econ Dev Rev
     500 Zirbser Greenbriar Inc Ser A Rfdg......    7.375  07/15/03      525,395
         New Jersey Econ Dev Auth Econ Dev Rev
     915 Zirbser Greenbriar Inc Ser A Rfdg......    7.750  07/15/08      959,679
         New Jersey Econ Dev Auth Holt Hauling &
   1,000 Warehsg Rev Ser G Rfdg.................    8.400  12/15/15    1,050,590
         New Jersey Econ Dev Auth Rev 1st Mtg
     500 Fellowship Village Proj Ser A..........    8.500  01/01/10      532,270
         New Jersey Econ Dev Auth Rev 1st Mtg
   1,000 Fellowship Village Proj Ser A..........    9.250  01/01/25    1,138,530
         New Jersey Econ Dev Auth Rev 1st Mtg
     975 Millhouse Proj Ser A...................    8.250  04/01/10    1,000,438
         New Jersey Econ Dev Auth Rev 1st Mtg
   2,060 Millhouse Proj Ser A...................    8.500  04/01/16    2,123,716
         New Jersey Econ Dev Auth Rev 1st Mtg
   1,860 Winchester Gardens Ser A...............    7.500  11/01/05    1,861,990
         New Jersey Econ Dev Auth Rev 1st Mtg
   1,000 Winchester Gardens Ser A...............    8.500  11/01/16    1,021,520
         New Jersey Econ Dev Auth Rev 1st Mtg
   1,500 Winchester Gardens Ser A...............    8.625  11/01/25    1,544,985
         New Jersey Econ Dev Auth Rev Sr Mtg
     855 Arbor Glen Proj Ser A..................    8.000  05/15/02      875,358
         New Jersey Econ Dev Auth Rev Sr Mtg
     750 Arbor Glen Proj Ser A..................    8.000  05/15/04      768,518
         New Jersey Econ Dev Auth Rev Sr Mtg
   2,000 Arbor Glen Proj Ser A..................    8.000  05/15/12    2,038,640
         New Jersey Econ Dev Auth Rev Sr Mtg
   2,000 Arbor Glen Proj Ser A..................    8.750  05/15/26    2,078,200
         New Jersey Hlth Care Fac Fin Auth Rev
   2,500 Raritan Bay Med Cent Issue Rfdg........    7.250  07/01/14    2,639,350
         New Jersey St Edl Fac Auth Rev Caldwell
   1,000 College Ser A..........................    7.250  07/01/25    1,057,860
                                                                    ------------
                                                                      40,327,094
                                                                    ------------
         NEW MEXICO 0.8%
         Albuquerque, NM Nursing Home Rev
     695 Albuquerque Hlthcare Rfdg..............    9.750  12/01/14      744,849
         Albuquerque, NM Retirement Fac Rev LA
   4,555 Vida Llena Proj Ser A Rfdg.............    8.850  02/01/23    4,908,605
         Farmington, NM Pollutn Ctl Rev San Juan
   1,500 Proj Ser A Rfdg........................    6.400  08/15/23    1,516,860
         Santa Fe, NM Indl Rev Casa Real Nursing
     715 Home Rfdg..............................    9.750  01/01/13      753,052
         Truth or Consequences, NM Nursing Home
     455 Rev Sierra Hlthcare Rfdg & Impt........    9.750  12/01/14      487,432
                                                                    ------------
                                                                       8,410,798
                                                                    ------------

                                       16
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         NEW YORK 2.6%
         Clifton Springs, NY Hosp & Clinic Ser
 $ 1,210 A Rfdg & Impt.........................    7.650% 01/01/12 $  1,238,435
         Islip, NY Cmnty Dev Agy Cmnty Dev Rev
   4,800 NY Institute of Technology Rfdg.......    7.500  03/01/26    4,985,952
         New York City Indl Dev Agy Civic Fac
   2,500 Rev...................................    7.500  08/01/26    2,515,625
         New York City Indl Dev Agy Civic Fac
         Rev Our Lady of Mercy Med Cent Pkg
   4,170 Corp Proj.............................    8.500  12/30/22    4,477,579
         New York City Indl Dev Agy Rev Solid
   2,500 Waste Disposal Visy Paper Proj........    7.800  01/01/16    2,656,600
         New York St Energy Resh & Dev Auth
   5,000 Elec Fac Rev Long Island Ltg Ser A....    7.150  12/01/20    5,168,650
   2,905 Newark Wayne Cmnty Hosp NY Rev Ser A..    7.600  09/01/15    2,790,921
         North Syracuse, NY Hsg Auth Rev Janus
   2,000 Park Proj.............................    8.000  06/01/14    2,041,800
                                                                   ------------
                                                                     25,875,562
                                                                   ------------
         OHIO 5.2%
         Athens Cnty, OH Hosp Fac Rev O'Bleness
   1,500 Mem Hosp Proj.........................    7.100  11/15/23    1,487,130
         Cleveland, OH Pkg Fac Rev (Prerefunded
   3,000 @ 09/15/02)...........................    8.000  09/15/12    3,582,360
         Cuyahoga Cnty, OH Hlthcare Fac Rev
   1,000 Jennings Hall.........................    7.200  11/15/14    1,034,270
         Cuyahoga Cnty, OH Hlthcare Fac Rev
   1,500 Jennings Hall.........................    7.300  11/15/23    1,542,990
         Cuyahoga Cnty, OH Hlthcare Fac Rev
   2,500 Judson Retirement Cmnty Ser A Rfdg....    7.250  11/15/13    2,536,825
         Cuyahoga Cnty, OH Hlthcare Fac Rev
   3,000 Judson Retirement Cmnty...............    7.250  11/15/18    3,025,860
         Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty (Prerefunded @
   2,555 11/15/99).............................    8.875  11/15/19    2,946,273
         Dayton, OH Spl Fac Rev Emery Air
   7,625 Freight Corp Ser A Rfdg...............   12.500  10/01/09    8,522,005
         Fairfield, OH Econ Dev Rev Beverly
     500 Enterprises Proj Rfdg.................    8.500  01/01/03      539,515
         Harrison, OH Harrison Ave Kmart Proj
   1,945 Ser A.................................    8.125  12/01/02    2,024,278
         Lorain Cnty, OH Hosp Rev Mtg Elyria
   2,000 United Methodist Rfdg.................    6.875  06/01/22    2,015,640
         Mount Vernon, OH Hosp Rev Knox Cmnty
   2,500 Hosp Rfdg.............................    7.875  06/01/12    2,577,675
         North Canton, OH Hlthcare Fac Rev
   1,000 Waterford at Saint Luke Proj..........    8.625  11/15/21    1,075,010
         Ohio St Air Quality Dev Auth Rev
   4,930 Pollutn Ctl Toledo Edison Ser B.......    9.875  11/01/22    5,119,164
         Ohio St Indl Dev Rev 1st Mtg Swifton
   1,036 Commons Proj Rfdg (e).................    8.125  12/01/15      909,431
         Ohio St Solid Waste Rev Rep Engineered
   2,000 Steels Proj...........................    8.250  10/01/14    2,062,760
         Ohio St Solid Waste Rev Rep Engineered
   4,000 Steels Proj...........................    9.000  06/01/21    4,298,120
         Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Toledo Edison Ser A
   2,000 Rfdg..................................    8.000  10/01/23    2,173,740
         Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Cleveland Elec Ser A
   2,000 Rfdg..................................    8.000  10/01/23    2,173,740
         Sandusky Cnty, OH Hosp Fac Rev Mem
   2,250 Hosp Proj Rfdg........................    7.750  12/01/09    2,266,155
                                                                   ------------
                                                                     51,912,941
                                                                   ------------
         OKLAHOMA 0.3%
         Jackson Cnty, OK Mem Hosp Auth Rev
   1,000 Jackson Mem (Prerefunded @ 08/01/97)..    9.000  08/01/15    1,054,780
     500 Leflore Cnty, OK Hosp Auth Impt Rev...    9.400  05/01/06      538,410
         Oklahoma Hsg Fin Agy Single Family
     555 Class A (GNMA Collateralized).........    7.997  08/01/18      592,923
     500 Woodward, OK Muni Auth Hosp Rev.......    8.250  11/01/09      543,525
         Woodward, OK Muni Auth Hosp Rev
     500 (Prerefunded @ 11/01/00)..............    9.250  11/01/14      595,650
                                                                   ------------
                                                                      3,325,288
                                                                   ------------
         OREGON 0.2%
         Salem, OR Hosp Fac Auth Rev Capital
   1,500 Manor Inc.............................    7.500  12/01/24    1,568,445
                                                                   ------------
         PENNSYLVANIA 12.1%
         Allegheny Cnty, PA Hosp Dev Auth Rev
   1,945 Hlth Fac Allegheny Vly Sch............    7.500  02/01/10    1,988,821
         Allegheny Cnty, PA Hosp Dev Auth Rev
   3,120 Hlth Fac Allegheny Vly Sch............    7.875  02/01/20    3,230,448
         Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Collateral Cleveland Elec Proj
   1,800 Rfdg..................................    7.625  05/01/25    1,955,520
         Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Co
   7,550 Proj Rfdg.............................    7.625  05/01/20    8,202,320
         Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Ser A
   4,000 Rfdg..................................    7.750  05/01/20    4,390,840
         Beaver Cnty, PA Indl Dev Auth Pollutn
   1,100 Ctl Rev OH Edison Proj Ser A Rfdg.....    7.750  09/01/24    1,162,161
         Berks Cnty, PA Muni Auth Rev Phoebe
   1,860 Berks Village Inc Proj Rfdg...........    7.500  05/15/13    1,911,280
         Berks Cnty, PA Muni Auth Rev Phoebe
   1,860 Berks Village Inc Proj Rfdg...........    7.700  05/15/22    1,880,776
         Berks Cnty, PA Muni Auth Rev Phoebe
   2,500 Berks Village Inc Proj Rfdg...........    8.250  05/15/22    2,655,900
         Chartiers Vly, PA Indl & Commercial
   1,000 Dev Auth 1st Mtg Rev..................    7.250  12/01/11    1,023,400

                                       17
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
         Chartiers Vly, PA Indl & Commercial
 $ 2,000 Dev Auth 1st Mtg Rev..................    7.400% 12/01/15 $  2,058,020
         Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev (Prerefunded @
   1,000 12/01/98).............................    9.500  12/01/15    1,123,540
         Clarion Cnty, PA Hosp Auth Hosp Rev
   4,480 Clarion Hosp Proj.....................    8.100  07/01/12    4,762,822
         Clarion Cnty, PA Hosp Auth Hosp Rev
   1,000 Clarion Hosp Proj.....................    8.500  07/01/21    1,106,510
         Columbia Cnty, PA Indl Dev Auth 1st
     825 Mtg Rev 1st Str Assoc Proj Rfdg.......    9.000  05/01/14      881,323
         Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj (Prerefunded @
     870 06/01/02).............................    8.750  06/01/10    1,056,302
         Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj (Prerefunded @
   2,800 06/01/02).............................    9.250  06/01/22    3,465,420
         Delaware Cnty, PA Auth Rev 1st Mtg
   3,645 Riddle Village Proj Rfdg..............    7.000  06/01/26    3,631,441
         Delaware Cnty, PA Auth Rev White Horse
   2,100 Village Ser A Rfdg....................    7.500  07/01/18    2,166,234
         Doylestown, PA Hosp Auth Hosp Rev Pine
   1,350 Run Ser A.............................    7.200  07/01/23    1,389,434
         Lebanon Cnty, PA Hlth Fac Auth Hlth
         Cent Rev United Church of Christ Homes
   1,250 Rfdg..................................    7.250  10/01/19    1,256,100
         Lehigh Cnty, PA Genl Purp Auth Rev 1st
     250 Mtg Bible Fellowship Proj.............    7.150  12/15/08      258,073
         Lehigh Cnty, PA Genl Purp Auth Rev 1st
   2,315 Mtg Bible Fellowship Proj.............    8.000  12/15/23    2,388,756
         Lehigh Cnty, PA Indl Dev Auth Rev
   4,785 Rfdg..................................    8.000  08/01/12    5,009,991
         Luzerne Cnty, PA Indl Dev Auth 1st Mtg
   2,000 Gross Rev Rfdg........................    7.875  12/01/13    2,102,920
         Luzerne Cnty, PA Indl Dev Auth Exmpt
         Fac Rev PA Gas & Wtr Co Proj Ser A
   3,000 Rfdg..................................    7.200  10/01/17    3,226,500
         Montgomery Cnty, PA Higher Ed & Hlth
     500 Auth Rev Retirement Cmnty GDL Farms A.    9.500  01/01/20      582,240
         Montgomery Cnty, PA Indl Dev Auth Rev
   1,550 1st Mtg The Meadowood Corp Proj Ser A.    9.250  12/01/00    1,815,128
   2,025 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
         (Prerefunded @ 12/01/00)..............   10.000  12/01/19    2,458,370
         Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
   2,500 Rfdg..................................   10.250  12/01/20    2,769,325
         Montgomery Cnty, PA Indl Dev Auth Rev
     500 1st Mtg The Meadowood Corp Rfdg.......    7.000  12/01/10      508,740
         Montgomery Cnty, PA Indl Dev Auth Rev
   1,500 1st Mtg The Meadowood Corp Rfdg.......    7.250  12/01/15    1,505,400
         Montgomery Cnty, PA Indl Dev Auth Rev
   4,000 1st Mtg The Meadowood Corp Rfdg.......    7.400  12/01/20    3,999,080
         Montgomery Cnty, PA Indl Dev Auth Rev
   3,780 Assisted Living Ser A.................    8.250  05/01/23    3,978,601
         Montgomery Cnty, PA Indl Dev Auth Rev
   3,595 Hlthcare Adv Geriatric Ser A..........    8.375  07/01/23    3,803,977
         Montgomery Cnty, PA Indl Dev Auth Rev
     805 Pennsburg Nursing & Rehab Cent........    7.625  07/01/18      835,654
         Montgomery Cnty, PA Indl Dev Auth Rev
   2,660 Wordsworth Academy....................    7.750  09/01/14    2,761,772
         Northampton Cnty, PA Indl Dev Auth Rev
     750 1st Mtg Kirkland Village Proj.........    7.375  12/15/18      751,125
         Northampton Cnty, PA Indl Dev Auth Rev
     750 1st Mtg Kirkland Village Proj.........    7.500  12/15/23      751,470
         Pennsylvania Econ Dev Fin Auth Exempt
         Fac Rev MacMillan Ltd Partnership
   1,000 Proj..................................    7.600  12/01/20    1,123,460
         Pennsylvania Econ Dev Fin Auth
         Recycling Rev Ponderosa Fibres Proj
   1,500 Ser A.................................    9.250  01/01/22    1,412,610
         Philadelphia, PA Auth for Indl Dev
   2,000 Coml Philadelphia Arpt Rev Rfdg.......    7.750  12/01/17    2,158,940
         Philadelphia, PA Auth for Indl Dev Rev
   1,170 1st Mtg RHA/Care Pavilion Proj........   10.250  02/01/18    1,208,598
         Philadelphia, PA Auth for Indl Dev Rev
   1,500 Cathedral Village.....................    7.250  04/01/15    1,513,305
         Philadelphia, PA Auth for Indl Dev Rev
   5,835 Long-Term Care Maplewood..............    8.000  01/01/24    6,048,444
         Philadelphia, PA Auth for Indl Dev Rev
   2,000 Long-Term Care Maplewood..............    8.000  01/01/14    2,076,120
         Philadelphia, PA Auth for Indl Dev Rev
   1,000 Lutheran Retire Ser B (Var Rate Cpn)..    5.000  01/01/17      730,060
         Philadelphia, PA Hosps & Higher Ed Fac
   1,875 Auth Hosp Rev.........................    7.250  03/01/24    1,836,563
         Philadelphia, PA Pkg Auth Rev East
     500 Market................................    8.750  03/01/05      503,010
         Philadelphia, PA Pkg Auth Rev East
   1,785 Market................................    8.875  03/01/10    1,795,371
         Scranton-Lackawanna, PA Hlth & Welfare
         Allied Auth Rev Svcs Rehab Hosp Proj
   3,000 Ser A.................................    7.375  07/15/08    3,132,570
         Somerset Cnty, PA Hosp Auth Rev
   3,000 Somerset Cmnty Hosp Proj..............    7.500  03/01/17    3,173,610
         Warren Cnty, PA Indl Dev Auth Beverly
     250 Enterprises Rfdg......................    9.000  11/01/12      274,718
         Washington Cnty, PA Hosp Auth Rev
   2,300 Canonsburg Genl Hosp Rfdg.............    7.350  06/01/13    2,242,615
                                                                   ------------
                                                                    120,035,728
                                                                   ------------
         SOUTH CAROLINA 1.0%
         Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Episcopal Proj Rfdg (Prerefunded @
     750 04/01/01).............................    9.750  04/01/16      919,028
   1,500 Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Roper Geriatric Cent Inc Proj Rfdg
         (Prerefunded @ 05/01/99)..............    7.750  05/01/17    1,646,220
         McCormick Cnty, SC Hosp Fac Rev
     390 McCormick Hlthcare Cent Proj..........   10.500  03/01/18      399,984

                                       18
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         SOUTH CAROLINA (CONTINUED)
         Piedmont Muni Pwr Agy South Carolina
 $ 3,000 Elec Rev Rfdg.........................    6.550% 01/01/16 $  3,021,750
         Piedmont Muni Pwr Agy South Carolina
   3,000 Elec Rev Rfdg.........................    6.600  01/01/21    3,016,650
         South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
     750 Proj..................................    8.000  10/01/22      778,598
         South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
     250 Proj..................................    7.750  10/01/12      259,303
                                                                   ------------
                                                                     10,041,533
                                                                   ------------
         SOUTH DAKOTA 0.1%
         South Dakota St Hlth & Edl Fac Auth
   1,000 Rev Huron Regl Med Cent...............    7.250  04/01/20    1,058,940
                                                                   ------------
         TENNESSEE 0.4%
         Smith Cnty, TN Hlth & Edl Fac 1st
     500 Hlthcare Corp Proj Rfdg...............    7.400  04/01/13      508,945
         Springfield, TN Hlth & Edl Fac Brd
   3,000 Hosp Rev Jesse Holman Jones Hosp Proj.    8.250  04/01/12    3,228,300
                                                                   ------------
                                                                      3,737,245
                                                                   ------------
         TEXAS 5.1%
         Alliance Arpt Auth Inc TX Spl Fac Rev
   4,850 American Airls Inc Proj...............    7.500  12/01/29    5,218,988
         Alliance Arpt Auth Inc TX Spl Fac Rev
  11,150 Fed Express Corp Proj.................    6.375  04/01/21   11,316,024
         Amarillo, TX Hlth Fac Corp Rev
   1,380 Panhandle Retirement Ser B............    7.000  08/15/15    1,382,650
         Amarillo, TX Hlth Fac Corp Rev
   3,000 Panhandle Retirement Ser B............    7.750  08/15/18    3,037,400
         Bell Cnty, TX Hlth Fac Dev Corp Rev
   1,035 Hosp Proj.............................    9.250  07/01/08    1,139,732
         Dallas-Fort Worth, TX Intl Arpt Fac
     500 Impt Corp Rev American Airls Inc......    7.500  11/01/25      537,945
         Dallas-Fort Worth, TX Intl Arpt Fac
   1,500 Impt Corp Rev American Airls Inc......    7.250  11/01/30    1,625,220
         Dallas-Fort Worth, TX Intl Arpt Fac
   1,250 Impt Corp Rev Delta Airls Inc.........    7.625  11/01/21    1,365,263
         De Soto, TX Hlth Fac Dev Corp Rev Park
   2,665 Manor Sr Care.........................    7.750  12/01/16    2,622,760
         Harris Cnty, TX Hsg Fin Corp Single
     210 Family Hsg Rev........................    9.875  03/15/14      210,714
         Harris Cnty, TX Hsg Fin Corp Single
     245 Family Hsg Rev Ser 1983 Ser A.........   10.125  07/15/03      245,245
         Harris Cnty, TX Hsg Fin Corp Single
   1,455 Family Hsg Rev Ser 1983 Ser A.........   10.375  07/15/14    1,450,638
         Houston, TX Hsg Fin Corp Single Family
   3,075 Mtg Rev Ser B.........................   10.375  12/15/13    3,083,795
         Montgomery Cnty, TX Hlth Fac Dev Corp
         Hosp Mtg Rev Woodlands Med Cent Proj
     790 Rfdg..................................    8.850  08/15/14      853,089
         Northeast Hosp Auth TX Rev Northeast
   1,250 Med Cent Hosp Ser B...................    7.250  07/01/22    1,333,225
         Port Corpus Christi, TX Indl Dev Corp
   4,505 Rev Valero Refining & Mktg Co Ser A...   10.250  06/01/17    4,760,704
         Port Corpus Christi, TX Indl Dev Corp
     500 Rev Valero Refining & Mktg Co Ser B...   10.625  06/01/08      530,565
         Rusk Cnty, TX Hlth Fac Corp Hosp Rev
   3,255 Henderson Mem Hosp Proj...............    7.750  04/01/13    3,424,618
         San Antonio, TX Hlth Fac Dev Corp Rev
     500 Encore Nursing Cent Partner...........    8.250  12/01/19      539,320
         San Antonio, TX Hsg Fin Corp Multi-
         Family Hsg Rev Marbach Manor Apts Proj
   2,000 Ser A.................................    8.125  06/01/27    2,046,480
         Tarrant Cnty, TX Hlth Fac Dev Corp Rev
   1,500 Mtg Cumberland Rest Ser A Rfdg........    7.000  08/15/19    1,501,500
         Texas Genl Svcs Comm Partn Interests
   1,401 Office Bldg & Land Aquisition Proj....    7.000  08/01/24    1,442,991
     790 Weslaco, TX Hlth Fac Dev Corp Hosp Rev
         Welasco Hlth Fac Proj Ser B
         (Prerefunded @ 06/01/98)..............   10.375  06/01/16      870,209
                                                                   ------------
                                                                     50,539,075
                                                                   ------------
         UTAH 0.4%
         Hildale, UT Elec Rev Gas Turbine Elec
     500 Fac Proj..............................    7.600  09/01/06      509,035
         Hildale, UT Elec Rev Gas Turbine Elec
   1,000 Fac Proj..............................    7.800  09/01/15    1,000,520
         Utah St Hsg Fin Agy Single Family Mtg
   2,345 Ser C2 (FHA Gtd)......................    7.950  07/01/20    2,413,755
                                                                   ------------
                                                                      3,923,310
                                                                   ------------
         VERMONT 0.1%
         Vermont Edl & Hlth Bldgs Fin Agy Rev
         Northwestern Med Cent Ser A
     700 (Prerefunded @ 09/01/98)..............    9.750  09/01/18      780,451
                                                                   ------------
         VIRGINIA 1.6%
         Alexandria, VA Indl Dev Auth Rev Saint
   2,955 Coletta Sch Proj......................    7.750  10/15/26    2,979,674
         Covington-Alleghany Cnty, VA Indl Dev
     870 Beverly Enterprises Proj Rfdg.........    9.375  09/01/01      966,118
         Fairfax Cnty, VA Redev & Hsg Auth
   3,000 Multi-Family Hsg Rev..................    7.600  10/01/36    3,000,000
         Hopewell, VA Indl Dev Auth Res
         Recovery Rev Stone Container Corp Proj
   1,500 Rfdg..................................    8.250  06/01/16    1,635,075
         Pittsylvania Cnty, VA Indl Dev Auth
   1,000 Rev Exempt Fac Ser A..................    7.450  01/01/09    1,051,800
         Richmond, VA Redev & Hsg Auth Multi-
   6,000 Family Rev Ser A Rfdg (Var Rate Cpn)..    8.000  12/15/21    5,977,440
                                                                   ------------
                                                                     15,610,107
                                                                   ------------

                                       19
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         WASHINGTON 0.1%
         Port Walla Walla, WA Pub Corp Solid
         Waste Recycling Rev Ponderosa Fibres
 $ 1,500 Proj..................................   9.125%  01/01/26 $  1,392,060
                                                                   ------------
         WEST VIRGINIA 0.2%
         Randolph Cnty, WV Bldg Commission
     500 Davis Mem Hosp Proj Ser A Rfdg & Impt.   7.650   11/01/21      537,235
         Weirton, WV Pollutn Ctl Rev Weirton
   1,040 Steel Proj Rfdg.......................   8.625   11/01/14    1,091,605
                                                                   ------------
                                                                      1,628,840
                                                                   ------------
         WISCONSIN 0.8%
         Wisconsin St Hlth & Edl Fac Auth Rev
     795 Hess Mem Hosp Assn....................   7.200   11/01/05      794,833
         Wisconsin St Hlth & Edl Fac Auth Rev
   2,000 Hess Mem Hosp Assn....................   7.875   11/01/22    2,013,320
         Wisconsin St Hlth & Edl Fac Auth Rev
   2,500 Natl Regency of New Berlin Proj.......   8.000   08/15/25    2,548,600
         Wisconsin St Hlth & Edl Milwaukee
   3,000 Catholic Home Proj....................   7.500   07/01/26    3,076,890
                                                                   ------------
                                                                      8,433,643
                                                                   ------------
         U. S. VIRGIN ISLANDS 0.3%
         University of Virgin Islands Pub Fin
   1,210 Auth Ser A............................   7.500   10/01/09    1,337,667
         University of Virgin Islands Pub Fin
   1,965 Auth Ser A............................   7.650   10/01/14    2,181,405
                                                                   ------------
                                                                      3,519,072
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 98.3%
  (Cost $945,075,401)...........................................    978,015,397
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 0.1%..................        700,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%.....................     16,017,108
                                                                   ------------
 NET ASSETS 100.0%..............................................   $994,732,505
                                                                   ------------

 (a) At November 30, 1996, for federal income tax purposes, cost is $945,080,571; the aggregate gross unrealized appreciation is $39,681,346 and the aggregate gross unrealized depreciation is $6,746,520, resulting in net unrealized appreciation of $32,934,826.
 (b) Securities purchased on a when-issued or delayed-delivery basis.
 (c) Assets segregated as collateral for when-issued or delayed-delivery purchase commitments.
 (d) Interest is accruing for this security at less than the stated coupon.
 (e) Non-Income producing security.

                                       20
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $945,075,401)
(Note 1).......................................................  $  978,015,397
Short-Term Investments (Note 1)................................         700,000
Cash...........................................................          82,152
Receivables:
 Interest......................................................      23,057,606
 Securities Sold...............................................       4,515,866
 Fund Shares Sold..............................................       1,451,676
Other..........................................................           4,131
                                                                 --------------
 Total Assets..................................................   1,007,826,828
                                                                 --------------
LIABILITIES:
Payables:
 Securities Purchased..........................................       7,248,217
 Income Distributions..........................................       3,031,741
 Fund Shares Repurchased.......................................       1,571,081
 Distributor and Affiliates (Note 2)...........................         609,253
 Investment Advisory Fee (Note 2)..............................         452,766
Accrued Expenses...............................................         142,607
Deferred Compensation and Retirement Plans (Note 2)............          38,658
                                                                 --------------
 Total Liabilities.............................................      13,094,323
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
NET ASSETS CONSIST OF:
Capital (Note 3)...............................................  $  986,396,208
Net Unrealized Appreciation on Securities......................      32,939,996
Accumulated Undistributed Net Investment Income................         113,411
Accumulated Net Realized Loss on Securities....................     (24,717,110)
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $620,960,577 and 55,746,099 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
 Maximum sales charge (4.75%* of offering price)...............             .56
                                                                 --------------
 Maximum offering price to public..............................  $        11.70
                                                                 --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $323,811,217 and 29,077,037 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
                                                                 --------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $49,960,711 and 4,490,533 shares of beneficial
 interest issued and outstanding)..............................  $        11.13
                                                                 --------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                       21
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................................... $65,971,253
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................   4,757,392
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of
 $1,380,920, $2,708,233 and $389,676, respectively) (Note 5).......   4,478,829
Shareholder Services (Note 2)......................................     888,765
Accounting Services (Note 2).......................................     208,513
Legal (Note 2).....................................................      46,103
Trustees Fees and Expenses (Note 2)................................      41,035
Other..............................................................     670,060
                                                                    -----------
 Total Expenses....................................................  11,090,697
 Less Expenses Reimbursed (Note 2).................................      17,000
                                                                    -----------
 Net Expenses......................................................  11,073,697
                                                                    -----------
NET INVESTMENT INCOME.............................................. $54,897,556
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments................................... $ 2,092,011
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................  36,755,483
 End of the Period:
   Investments.....................................................  32,939,996
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period........  (3,815,487)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..................... $(1,723,476)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $53,174,080
                                                                    -----------

                                       22
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           November 30, 1996  November 30, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $ 54,897,556       $ 45,949,732
Net Realized Gain/Loss on Securities.....          2,092,011        (11,171,506)
Net Unrealized Appreciation/Depreciation
on Securities............................         (3,815,487)        56,699,702
                                                ------------       ------------
Change in Net Assets from Operations.....         53,174,080         91,477,928
                                                ------------       ------------
Distributions from Net Investment Income:
 Class A Shares..........................        (36,684,070)       (32,309,178)
 Class B Shares..........................        (15,919,679)       (12,327,837)
 Class C Shares..........................         (2,289,094)        (1,507,847)
                                                ------------       ------------
 Total Distributions.....................        (54,892,843)       (46,144,862)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (1,718,763)        45,333,066
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................        301,612,850        222,380,164
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................         23,613,873         19,652,888
Cost of Shares Repurchased...............       (110,086,181)       (91,773,703)
                                                ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................        215,140,542        150,259,349
                                                ------------       ------------
TOTAL INCREASE IN NET ASSETS.............        213,421,779        195,592,415
NET ASSETS:
Beginning of the Period..................        781,310,726        585,718,311
                                                ------------       ------------
End of the Period (Including
 undistributed net investment income of
 $113,411 and $26,781, respectively).....       $994,732,505       $781,310,726
                                                ------------       ------------




                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended November 30,
                                           -------------------------------------
Class A Shares                                1996    1995   1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $11.18  $10.44 $11.19  $10.95 $10.78
                                           -------  ------ ------  ------ ------
 Net Investment Income...................     .735     .74    .76   .8132   .815
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    (.041)  .7475  (.744)  .2303   .195
                                           -------  ------ ------  ------ ------
Total from Investment Operations.........     .694  1.4875   .016  1.0435   1.01
Less Distributions from Net Investment
Income...................................     .735   .7475   .766   .8035    .84
                                           -------  ------ ------  ------ ------
Net Asset Value, End of the Period ......  $11.139  $11.18 $10.44  $11.19 $10.95
                                           -------  ------ ------  ------ ------
Total Return (a).........................    6.47%  14.65%   .10%   9.65%  9.77%
Net Assets at End of the Period (In
millions)................................   $621.0  $516.3 $411.1  $408.0 $309.5
Ratio of Expenses to Average Net Assets
(b)......................................    1.01%    .98%  1.02%   1.03%  1.07%
Ratio of Net Investment Income to Average
Net Assets (b)...........................    6.64%   6.81%  6.98%   7.13%  7.45%
Portfolio Turnover.......................      23%     26%    33%     27%    24%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       24
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  July 20, 1992
                             Year Ended November 30,              (Commencement
                          --------------------------------  of Distribution) to
Class B Shares               1996     1995   1994  1993(a) November 30, 1992(a)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.  $ 11.18  $ 10.43 $11.18   $10.96               $11.08
                          -------  ------- ------   ------               ------
 Net Investment Income..     .653      .66    .68    .6919                  .27
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........    (.046)   .7535  (.748)   .2476               (.1122)
                          -------  ------- ------   ------               ------
Total from Investment
Operations..............     .607   1.4135  (.068)   .9395                .1578
Less Distributions from
 Net Investment Income..     .651    .6635   .682    .7195                .2778
                          -------  ------- ------   ------               ------
Net Asset Value, End of
the Period..............  $11.136   $11.18 $10.43   $11.18               $10.96
                          -------  ------- ------   ------               ------
Total Return (b) .......    5.67%   13.89%  (.76%)   8.84%               1.45%*
Net Assets at End of the
 Period (In millions)...   $323.8   $233.9 $159.3   $104.8                $21.0
Ratio of Expenses to
Average Net Assets (c)..    1.77%    1.73%  1.77%    1.77%                1.71%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............    5.88%    6.03%  6.19%    6.15%                5.88%
Portfolio Turnover......      23%      26%    33%      27%                  24%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       25
                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  December 10, 1993
                                                                      (Commencement
                                 Year Ended         Year Ended  of Distribution) to
Class C Shares            November 30, 1996  November 30, 1995 November 30, 1994(a)
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.            $ 11.17            $ 10.42              $ 11.29
                                    -------            -------              -------
 Net Investment Income..               .652                .66                  .63
 Net Realized and
  Unrealized Gain/Loss
  on Investments........              (.045)             .7535               (.8363)
                                    -------            -------              -------
Total from Investment
Operations..............               .607             1.4135               (.2063)
Less Distributions from
Net Investment Income...               .651              .6635                .6637
                                    -------            -------              -------
Net Asset Value, End of
the Period..............            $11.126            $ 11.17              $ 10.42
                                    -------            -------              -------
Total Return (b) .......              5.68%             13.79%               (1.80%)*
Net Assets at End of the
Period (In millions)....              $50.0              $31.1                $15.3
Ratio of Expenses to
Average Net Assets (c)..              1.77%              1.72%                1.75%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............              5.86%              5.98%                6.07%
Portfolio Turnover......                23%                26%                  33%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       26
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management invest-ment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment opera-tions on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS-Municipal bonds are valued at the most recently quoted bid prices furnished by an independent pricing service or dealers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 86% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evi-dence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Bond pre-mium and original issue discount are amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At

                               November 30, 1996

--------------------------------------------------------------------------------
November 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $24,474,967 which expires between November 30, 1997 and Novem-ber 30, 2003. Of this amount, $2,674,127 will expire in 1997. Net realized loss differs for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Permanent book and tax basis differences relating to the expira-tion of a portion of the capital loss carryforward totaling $4,412,954 were reclassified from net realized gain/loss on securities to capital. Permanent differences relating to the recognition of expenses associated with the consol-idation of the VKAC open-end fund complex totaling $76,482 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent differences relating to the recognition of market discount on bonds totaling $5,435 were reclassified from net realized gain/loss on securities to accumulated undistributed net investment income.
  For the year ended November 30, 1996, 99.96% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $300 million..................................................  .60 of 1%
Next $300 million...................................................  .55 of 1%
Over $600 million...................................................  .50 of 1%

  The Adviser has agreed to reimburse the Fund for certain trustees' compensa-tion in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended November 30, 1996, the Fund recognized expenses of approx-imately $208,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1996, the Fund recognized expenses of approximately $728,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended November 30, 1996, the Fund reimbursed VKAC approximately $76,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               November 30, 1996

--------------------------------------------------------------------------------
November 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $24,474,967 which expires between November 30, 1997 and Novem-ber 30, 2003. Of this amount, $2,674,127 will expire in 1997. Net realized loss differs for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Permanent book and tax basis differences relating to the expira-tion of a portion of the capital loss carryforward totaling $4,412,954 were reclassified from net realized gain/loss on securities to capital. Permanent differences relating to the recognition of expenses associated with the consol-idation of the VKAC open-end fund complex totaling $76,482 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent differences relating to the recognition of market discount on bonds totaling $5,435 were reclassified from net realized gain/loss on securities to accumulated undistributed net investment income.
  For the year ended November 30, 1996, 99.96% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $300 million..................................................  .60 of 1%
Next $300 million...................................................  .55 of 1%
Over $600 million...................................................  .50 of 1%

  The Adviser has agreed to reimburse the Fund for certain trustees' compensa-tion in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended November 30, 1996, the Fund recognized expenses of approx-imately $208,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1996, the Fund recognized expenses of approximately $728,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended November 30, 1996, the Fund reimbursed VKAC approximately $76,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               November 30, 1996

--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
YEAR OF REDEMPTION                                             CLASS B   CLASS C
--------------------------------------------------------------------------------
First.......................................................     4.00%     1.00%
Second......................................................     4.00%      None
Third.......................................................     3.00%      None
Fourth......................................................     2.50%      None
Fifth.......................................................     1.50%      None
Sixth and Thereafter........................................      None      None

  For the year ended November 30, 1996, VKAC, as distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $588,200 and CDSC on the redeemed shares of Classes B and C of approximately $558,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and reorganization and restructuring costs, were $420,555,572 and $198,036,929, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1996, are payments to VKAC of approxi-mately $2,430,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital High Yield Municipal Fund (the "Fund"), a series of the Van Kampen American Capital Tax-Exempt Trust, at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND


BOARD OF TRUSTEES                              INVESTMENT ADVISER

J. MILES BRANAGAN                              VAN KAMPEN AMERICAN CAPITAL
                                               ASSET MANAGEMENT, INC.
LINDA HUTTON HEAGY                             One Parkview Plaza
                                               Oakbrook Terrace, Illinois 60181
ROGER HILSMAN
                                               DISTRIBUTOR
R. CRAIG KENNEDY
                                               VAN KAMPEN AMERICAN CAPITAL
DENNIS J. MCDONNELL*                           DISTRIBUTORS, INC.
                                               One Parkview Plaza
DONALD C. MILLER - Co-Chairman                 Oakbrook Terrace, Illinois 60181

JACK E. NELSON                                 SHAREHOLDER SERVICING AGENT

JEROME L. ROBINSON                             ACCESS INVESTOR
                                               SERVICES, INC.
FERNANDO SISTO - Co-Chairman                   P.O. Box 418256
                                               Kansas City, Missouri 64141-9256
WAYNE W. WHALEN*
                                               CUSTODIAN
WILLIAM S. WOODSIDE
                                               STATE STREET BANK
                                               AND TRUST COMPANY
OFFICERS                                       225 Franklin Street
                                               P.O. Box 1713
DENNIS J. MCDONNELL*                           Boston, Massachusetts 02105
 President
                                               LEGAL COUNSEL
RONALD A. NYBERG*
 Vice President and Secretary                  SKADDEN, ARPS, SLATE,
                                               MEAGHER & FLOM
EDWARD C. WOOD, III*                           333 West Wacker Drive
 Vice President and Chief Financial Officer    Chicago, Illinois 60606

CURTIS W. MORELL*                              INDEPENDENT ACCOUNTANTS
 Vice President and Chief Accounting Officer
                                               PRICE WATERHOUSE LLP
JOHN L. SULLIVAN*                              1201 Louisiana
 Treasurer                                     Houston, Texas 77002

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, a new investment subadvisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 59,188,203 shares voted for the proposal, 1,306,880 shares voted against and 3,063,414 shares abstained. With regard to the approval of an investment subadvisory agreement between the Fund and Van Kampen American Capital Advisors Inc., 59,567,538 shares voted for the proposal, 1,183,296 shares voted against and 2,807,664 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 37,501,325 shares voted for the proposal, 1,192,872 shares voted against and 3,270,840 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 60,596,934 shares voted for the proposal, 517,531 shares voted against and 2,444,031 shares abstained.